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                       Supplement dated October 20, 1999
                        to Prospectus dated May 1, 1999

                                      of

                        Emerging Markets Debt Portfolio

                                 Portfolio of

               Morgan Stanley Dean Witter Universal Funds, Inc.
                                 P.O. Box 2798
                             Boston, Massachusetts
                                  02208-2798

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  The Prospectus is hereby amended and supplemented to reflect a change in the portfolio's management. Thomas L. Bennett no longer serves as Portfolio Manager. Accordingly, the paragraph under "Portfolio Managers" on page 5 is hereby deleted and replaced with the following:

EMERGING MARKETS DEBT PORTFOLIO
Stephen F. Esser and Abigail L. McKenna.
Stephen F. Esser, a Managing Director of Morgan Stanley, joined MSDW Investment Management in 1996 and has been a Portfolio Manager with MAS since 1988. Mr. Esser is a member of the New York Society of Security Analysts and holds a B.S. degree (Summa Cum Laude and Phi Beta Kappa) from the University of Delaware. Abigail L. McKenna is a Principal of MSDW Investment Management and Morgan Stanley. Ms. McKenna focuses primarily on the trading and management of the emerging markets debt portfolios. Prior to joining MSDW Investment Management, she was a Senior Portfolio Manager at MIMCO from 1995 to 1996 and a Limited Partner at Weiss Peck & Greer from 1991 to 1995, where she was responsible for the portfolio management of Corporate Bond Portfolios. Ms. McKenna holds a B.A. in International Relations from Georgetown University and is a Chartered Financial Analyst. Mr. Esser and Ms. McKenna have shared primary responsibility for managing the Portfolio's assets since October 1998.

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              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE